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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

      Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): June 25, 2004




                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)




  NEW JERSEY                       000-29341                     51-0471976
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 (State of                        (Commission                 (I.R.S. Employer
organization)                     File Number)               Identification No.)




     750 HIGHWAY 34, MATAWAN, NJ                                      07747
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code:           (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

On June 25, 2004 the Company invested $750,000 in Corporate Strategies, Inc. ("Corporate Strategies") consisting of 2.5 millions shares of Class A Common Stock (the "Common Stock") for $250,000, subsequently adjusted to equal 7.5 million shares reflecting a one-for-three reverse split, and a Secured 5% Convertible Debenture for $500,000 (the "Debenture"). The Common Stock and the Common Stock shares issuable upon the conversion of the Debenture are to be registered pursuant to the Securities Act of 1933 within one hundred fifty days of the initial purchase (the "Registration Statement).

On September 15, 2005, iVoice announced that upon the effectiveness of the Registration Statement, iVoice will distribute to its shareholders of record on October 20, 2004, the 7.5 million shares of Common Stock of Corporate Strategies. Upon the registration of the Common Stock shares issuable upon the conversion of the Debenture, iVoice may convert the Debenture into Common Stock and sell these newly issued shares in the market on which Corporate Strategies' shares will trade. A copy of the press release issued by iVoice is attached hereto.

The foregoing description of this transaction between iVoice and Corporate Strategies is qualified in its entirety by reference to the documents filed as exhibits hereto.




ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


             c) Exhibits
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                10.1  5% Secured Convertible Debenture for the sum of $500,000
                      payable by Corporate Strategies, Inc. dated June 25, 2004.

                10.2 Securities Purchase Agreement dated June 25, 2004 between iVoice, Inc. and Corporate Strategies, Inc.

                10.3 Investor Registration Rights Agreement dated June 25, 2004 between iVoice, Inc. and Corporate Strategies, Inc.

                10.4 Security Agreement dated June 25, 2004 between iVoice, Inc. and Corporate Strategies, Inc.

                10.5 Security Agreement dated June 25, 2004 between iVoice, Inc. and AIM American Mortgage, Inc.

                99.1 Press release dated September 15, 2004 issued by iVoice, Inc.




                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IVOICE, INC,


Date:  September 15, 2004                           By: /s/  Jerome R. Mahoney
                                                        ----------------------
                                                    Jerome R. Mahoney
                                                    President, Secretary and
                                                    Chief Executive Officer